18. Noncontrolling Interests	12 Months Ended
Dec. 31, 2020
Noncontrolling Interest [Abstract]
Noncontrolling Interests

18.	Noncontrolling Interests

In May 2020, the Group’s subsidiary, Solar Juice, issued its shares pro rata in accordance with its shareholders’ existing shares, which the Group and the minority shareholders of Solar Juice subscribed the shares and made capital investment of $996 and $249, respectively. The Group and the minority shareholders still own 80% and 20% equity interest of Solar Juice immediately before and after the subscription, with no change in the ownership percentage. As a result of the subscription, the Group recognized noncontrolling interest of $249 for the additional capital contribution made by the minority shareholders.

On July 25, 2019, the Group purchased the 20% equity interest of SR II and 30% equity interest of SR V, subsidiaries of the Group in Italy, from Green Equity S.à r.l. (“Green Equity”), the minority shareholder of SR II and SR V. The purchase price was totally $75, and the carrying amount of the noncontrolling interest of SR II and SR V was $1,213 as of the purchase date. Green Equity also waived the amount due from SR II and SR V of $1,140.

During the year ended December 31, 2019, the Group derecognized the noncontrolling interest of $1,213, and the difference between the purchase price together with the debt forgiveness mount, and the carrying amount of noncontrolling interest was recorded in additional paid-in capital, which was $2,278.